Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
Boyd Gaming Corporation (and together with its subsidiaries, the "Company", the "Registrant", "Boyd Gaming", "Boyd", "we" or "us") was incorporated in the state of Nevada in 1988 and has been operating since 1975. The Company's common stock is traded on the New York Stock Exchange under the symbol "BYD".

The consolidated financial statements reflect the impact of the adoption of Update 2016-18 and the Revenue Standard, as defined and discussed below under Recently Adopted Accounting Pronouncements. All amounts in the footnotes have been adjusted, when necessary, to reflect the adoption of this guidance.

As of December 31, 2017, we are a diversified operator of 24 wholly owned gaming entertainment properties. Headquartered in Las Vegas, we have gaming operations in Nevada, Illinois, Indiana, Iowa, Kansas, Louisiana and Mississippi, which we aggregate in order to present the following three reportable segments:

Las Vegas Locals
Gold Coast Hotel and Casino	Las Vegas, Nevada
The Orleans Hotel and Casino	Las Vegas, Nevada
Sam's Town Hotel and Gambling Hall	Las Vegas, Nevada
Suncoast Hotel and Casino	Las Vegas, Nevada
Eastside Cannery Casino and Hotel	Las Vegas, Nevada
Aliante Casino + Hotel + Spa	North Las Vegas, Nevada
Cannery Casino Hotel	North Las Vegas, Nevada
Eldorado Casino	Henderson, Nevada
Jokers Wild Casino	Henderson, Nevada

Downtown Las Vegas
California Hotel and Casino	Las Vegas, Nevada
Fremont Hotel and Casino	Las Vegas, Nevada
Main Street Station Casino, Brewery and Hotel	Las Vegas, Nevada

Midwest and South
Par-A-Dice Hotel Casino	East Peoria, Illinois
Blue Chip Casino, Hotel & Spa	Michigan City, Indiana
Diamond Jo Dubuque	Dubuque, Iowa
Diamond Jo Worth	Northwood, Iowa
Kansas Star Casino	Mulvane, Kansas
Amelia Belle Casino	Amelia, Louisiana
Delta Downs Racetrack Casino & Hotel	Vinton, Louisiana
Evangeline Downs Racetrack and Casino	Opelousas, Louisiana
Sam's Town Hotel and Casino	Shreveport, Louisiana
Treasure Chest Casino	Kenner, Louisiana
IP Casino Resort Spa	Biloxi, Mississippi
Sam's Town Hotel and Gambling Hall	Tunica, Mississippi

As a result of the sale of our equity interest in Borgata (see Note 2, Acquisitions and Divestitures), we no longer report our interest in Borgata as a Reportable Segment.

Our Las Vegas Locals segment includes the results of Aliante Gaming, LLC ("Aliante"), The Cannery Hotel and Casino, LLC (“Cannery”) and Nevada Palace, LLC (“Eastside Cannery”) (see Note 2, Acquisitions and Divestitures).

In addition to these properties, we own and operate a travel agency and a captive insurance company that underwrites travel-related insurance, each located in Hawaii. Financial results for our travel agency and our captive insurance company are included in our Downtown Las Vegas segment, as our Downtown Las Vegas properties concentrate significant marketing efforts on gaming customers from Hawaii.

Basis of Presentation
The consolidated financial statements include the accounts of the Company and its subsidiaries.

See Note 2, Acquisitions and Divestitures, for discussion of our acquisitions of Aliante, Cannery and Eastside Cannery, which were completed during the year ended December 31, 2016. We have not disclosed the pro forma impact of these acquisitions to our results of operations, as the pro forma impact was deemed immaterial.

Investments in unconsolidated affiliates, which are 50% or less owned and do not meet the consolidation criteria of the authoritative accounting guidance for voting interest, controlling interest or variable interest entities, are accounted for under the equity method.

All significant intercompany accounts and transactions have been eliminated in consolidation.

Discontinued Operations
On August 1, 2016, Boyd Gaming completed the sale of its 50% equity interest in Marina District Development Holding Company, LLC ("MDDHC"), the parent company of Borgata, to MGM Resorts International ("MGM") pursuant to an Equity Purchase Agreement (the "Purchase Agreement") enter into on May 31, 2016, as amended on July 19, 2016 by and among Boyd, Boyd Atlantic City, Inc., a wholly owned subsidiary of Boyd, and MGM. (See Note 2, Acquisitions and Divestitures.) We accounted for our investment in Borgata by applying the equity method and reported its results as discontinued operations for all periods presented in these consolidated financial statements.

Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with maturities of three months or less at their date of purchase, and are on deposit with high credit quality financial institutions. Although these balances may at times exceed the federal insured deposit limit, we believe such risk is mitigated by the quality of the institution holding such deposit. The carrying values of these instruments approximate their fair values as such balances are generally available on demand.

The following table provides a reconciliation of cash, cash equivalents and restricted cash balances reported within the consolidated balance sheets to the total balance shown in the consolidated statements of cash flows.

	December 31,
(In thousands)	2017	2016	2015
Cash and cash equivalents	$203,104	$193,862	$158,821
Restricted cash	24,175	16,488	19,030
Total cash, cash equivalents and restricted cash	$227,279	$210,350	$177,851

Restricted Cash
Restricted cash consists primarily of advance payments related to: (i) future bookings with our Hawaiian travel agency; and (ii) amounts restricted by regulation for gaming and racing purposes. These restricted cash balances are invested in highly liquid instruments with a maturity of 90 days or less. These restricted cash balances are held by high credit quality financial institutions. The carrying value of these instruments approximates their fair value due to their short maturities.

Accounts Receivable, net
Accounts receivable consist primarily of casino, hotel and other receivables. Accounts receivable are typically non-interest bearing and are initially recorded at cost. Accounts are written off when management deems the account to be uncollectible, based upon historical collection experience, the age of the receivable and other relevant economic factors. An estimated allowance for doubtful accounts is maintained to reduce our receivables to their carrying amount. As a result, the net carrying value approximates fair value.

The activity comprising our allowance for doubtful accounts is as follows:

	Year Ended December 31,
(In thousands)	2017	2016	2015
Beginning balance, January 1,	$1,971	$2,087	$1,971
Additions due to Acquisitions	—	87	—
Additions	478	345	361
Deductions	(377)	(548)	(245)
Ending balance	$2,072	$1,971	$2,087

Inventories
Inventories consist primarily of food and beverage and retail items and are stated at the lower of cost or market. Cost is determined using the weighted-average inventory method.

Property and Equipment, net
Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets or, for leasehold improvements, over the shorter of the asset's useful life or term of the lease.

The estimated useful lives of our major components of property and equipment are:

Building and improvements	3 through 40 years
Riverboats and barges	5 through 40 years
Furniture and equipment	1 through 10 years

Gains or losses on disposals of assets are recognized as incurred. Costs of major improvements are capitalized, while costs of normal repairs and maintenance are charged to expense as incurred.

For an asset that is held for sale, we recognize the asset at the lower of carrying value or fair market value, less costs of disposal, as estimated based on comparable asset sales, solicited offers, or a discounted cash flow model. For a long-lived asset to be held and used, we review the asset for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. We then compare the estimated undiscounted future cash flows of the asset to the carrying value of the asset. The asset is not impaired if the undiscounted future cash flows exceed its carrying value. If the carrying value exceeds the undiscounted future cash flows, then an impairment charge is recorded, typically measured using a discounted cash flow model, which is based on the estimated future results of the relevant reporting unit discounted using our weighted-average cost of capital and market indicators of terminal year free cash flow multiples. All resulting recognized impairment charges are recorded as Impairment of assets within operating expenses.

Capitalized Interest
Interest costs associated with major construction projects are capitalized as part of the cost of the constructed assets. When no debt is incurred specifically for a project, interest is capitalized on amounts expended for the project using our weighted-average cost of borrowing. Capitalization of interest ceases when the project (or discernible portions of the project) is substantially complete. If substantially all of the construction activities of a project are suspended, capitalization of interest will cease until such activities are resumed. Interest capitalized during the years ended December 31, 2016 and 2015 was $0.5 million and $0.1 million, respectively. There was no interest capitalized for the year ended December 31, 2017.

Investment in Available for Sale Securities
We have an investment in $20.5 million aggregate principal amount of 7.5% Urban Renewal Tax Increment Revenue Bonds, Taxable Series 2007 ("City Bonds"). This investment is classified as available-for-sale and is recorded at fair value. The fair value at December 31, 2017 and 2016 was $17.8 million and $17.3 million, respectively. At December 31, 2017 and 2016, $0.5 million and $0.4 million, respectively, is included in prepaid expenses and other current assets, and $17.3 million and $16.8 million, respectively, is included in other assets, net.

Future maturities of the City Bonds, excluding the discount, for the years ending December 31 are summarized as follows:

(In thousands)
For the year ending December 31,
2018	$475
2019	510
2020	550
2021	590
2022	635
Thereafter	17,760
Total	$20,520

Intangible Assets
Intangible assets include customer relationships, favorable lease rates, development agreements, gaming license rights and trademarks.

Amortizing Intangible Assets
Customer relationships represent the value of repeat business associated with our customer loyalty programs. These intangible assets are being amortized on an accelerated method over their approximate useful life. Favorable lease rates represent the amount by which acquired lease rental rates are favorable to market terms. These favorable lease values are amortized over the remaining lease term, primarily on leasehold land interests, originally ranging in duration from 41 to 52 years. Development agreements are contracts between two parties establishing an agreement for development of a product or service. These agreements are amortized over the respective cash flow period of the related agreement.

Indefinite-Lived Intangible Assets
Trademarks are based on the value of our brands, which reflect the level of service and quality we provide and from which we generate repeat business. Gaming license rights represent the value of the license to conduct gaming in certain jurisdictions, which is subject to highly extensive regulatory oversight, and a limitation on the number of licenses available for issuance therein. These assets, considered indefinite-lived intangible assets, are not subject to amortization, but instead are subject to an annual impairment test, and between annual test dates in certain circumstances. If the fair value of an indefinite-lived intangible asset is less than its carrying amount, an impairment loss is recognized equal to the difference. License rights are tested for impairment using a discounted cash flow approach, and trademarks are tested for impairment using the relief-from-royalty method.

Goodwill
Goodwill is an asset representing the future economic benefits arising from other assets in a business combination that are not individually identified and separately recognized. Goodwill is not subject to amortization, but it is subject to an annual impairment test and between annual test dates in certain circumstances.

We evaluate goodwill using a weighted average allocation of both the income and market approach models. The income approach is based upon a discounted cash flow method, whereas the market approach uses the guideline public company method. Specifically, the income approach focuses on the expected cash flow of the subject reporting unit, considering the available cash flow for a finite period of years. Available cash flow is defined as the amount of cash that could be distributed as a dividend without impairing the future profitability or operations of the reporting unit. The underlying premise of the income approach is that the value of goodwill can be measured by the present value of the net economic benefit to be received over the life of the reporting unit. The market approach focuses on comparing the reporting unit to selected reasonably similar (or "guideline") publicly-traded companies. Under this method, valuation multiples are: (i) derived from the operating data of selected guideline companies; (ii) evaluated and adjusted based on the strengths and weaknesses of our reporting unit relative to the selected guideline companies; and (iii) applied to the operating data of our reporting unit to arrive at an indication of value. The application of the market approach results in an estimate of the price reasonably expected to be realized from the sale of the subject reporting unit.

Player Loyalty Point Program
We have established promotional programs to encourage repeat business from frequent and active slot machine customers and other patrons. Members earn points based on gaming activity and such points can be redeemed for complimentary slot play, food and beverage, and other free goods and services. We record points earned based on the value of a point that can be redeemed for a hotel room, food & beverage or other items. The player loyalty point program accrual is deferred and recognized as revenue when the customer redeems the points for a hotel room stay, for food & beverage or for other amenities and is included in accrued liabilities on our consolidated balance sheets.

Long-Term Debt, Net
Long-term debt, net is reported as the outstanding debt amount net of amortized cost. Any unamortized debt issuance costs, which include legal and other direct costs related to the issuance of our outstanding debt, or discount granted to the initial purchasers or lenders upon issuance of our debt instruments is recorded as a direct reduction to the face amount of our outstanding debt. The debt issuance costs and discount are accreted to interest expense using the effective interest method over the contractual term of the underlying debt. In the event that our debt is modified, repurchased or otherwise reduced prior to its original maturity date, we ratably reduce the unamortized debt issuance costs and discount and record a loss on extinguishment of debt.

Income Taxes
Income taxes are recorded under the asset and liability method, whereby deferred tax assets and liabilities are recognized based on the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. We reduce the carrying amounts of deferred tax assets by a valuation allowance, if based on the available evidence it is more likely than not that such assets will not be realized. Use of the term "more likely than not" indicates the likelihood of occurrence is greater than 50%. Accordingly, the need to establish valuation allowances for deferred tax assets is continually assessed based on a more-likely-than-not realization threshold. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of profitability, the duration of statutory carryforward periods, our experience with the utilization of operating loss and tax credit carryforwards before expiration and tax planning strategies. In making such judgments, significant weight is given to evidence that can be objectively verified.
Other Long-Term Tax Liabilities
The Company's income tax returns are subject to examination by the Internal Revenue Service ("IRS") and other tax authorities in the locations where it operates. The Company assesses potentially unfavorable outcomes of such examinations based on accounting standards for uncertain income taxes, which prescribe a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.

Uncertain tax position accounting standards apply to all tax positions related to income taxes. These accounting standards utilize a two-step approach for evaluating tax positions. Recognition occurs when the Company concludes that a tax position, based on its technical merits, is more likely than not to be sustained upon examination. Measurement is only addressed if the position is deemed to be more likely than not to be sustained. The tax benefit is measured as the largest amount of benefit that is more likely than not to be realized upon settlement.

Tax positions failing to qualify for initial recognition are recognized in the first subsequent interim period that they meet the "more likely than not" standard. If it is subsequently determined that a previously recognized tax position no longer meets the "more likely than not" standard, it is required that the tax position is derecognized. Accounting standards for uncertain tax positions specifically prohibit the use of a valuation allowance as a substitute for derecognition of tax positions. As applicable, the Company will recognize accrued penalties and interest related to unrecognized tax benefits in the provision for income taxes. Accrued interest and penalties are included in other long-term tax liabilities on the balance sheet.

Self-Insurance Reserves
We are self-insured for various insurance coverages such as property, general liability, employee health and workers' compensation costs with the appropriate levels of deductibles and retentions. Insurance claims and reserves include accruals of estimated settlements for known claims, as well as accruals of estimates for claims incurred but not yet reported. In estimating these accruals, we consider historical loss experience and make judgments about the expected levels of costs per claim. Management believes the estimates of future liability are reasonable based upon our methodology; however, changes in health care costs, accident frequency and severity and other factors could materially affect the estimate for these liabilities. Certain of these claims represent obligations to make future payments; and therefore, we discount such reserves to an amount representing the present value of the claims which will be paid in the future using a blended rate, which represents the inherent risk and the average payout duration. Self-insurance reserves are included in other liabilities on our consolidated balance sheets.

The activity comprising our self-insurance reserves is as follows:

	Year Ended December 31,
(In thousands)	2017	2016	2015
Beginning balance	$31,022	$30,068	$33,004
Additions
Charged to costs and expenses	84,209	79,685	80,311
Due to acquisitions	—	14	—
Payments made	(81,236)	(78,745)	(83,247)
Ending balance	$33,995	$31,022	$30,068

Accumulated Other Comprehensive Income (Loss)
Comprehensive income includes net income and other comprehensive income (loss). Components of the Company's comprehensive income are reported in the accompanying consolidated statements of changes in stockholders' equity and consolidated statements of comprehensive income. The accumulated other comprehensive income (loss) at December 31, 2017, consists of unrealized gains and losses on the investment available for sale resulting from changes in fair value.

Noncontrolling Interest
Noncontrolling interest represented the ownership interest in one of our subsidiaries that was held by a third party. During 2017, the joint venture in which we held an 80% interest was dissolved, thus eliminating our noncontrolling interest.

Revenue Recognition
The Company’s revenue contracts with customers consist of gaming wagers, hotel room sales, food & beverage offerings and other amenity transactions. The transaction price for a gaming wagering contract is the difference between gaming wins and losses, not the total amount wagered. Cash discounts, commissions and other cash incentives to customers related to gaming play are recorded as a reduction of gaming revenues. The transaction price for hotel, food & beverage and other contracts is the net amount collected from the customer for such goods and services. Hotel, food & beverage and other services have been determined to be separate, stand-alone performance obligations and the transaction price for such contracts is recorded as revenue as the good or service is transferred to the customer over their stay at the hotel, when the delivery is made for the food & beverage or when the service is provided for other amenity transactions.

Gaming wager contracts involve two performance obligations for those customers earning points under the Company’s player loyalty programs and a single performance obligation for customers who do not participate in the programs. The Company applies a practical expedient by accounting for its gaming contracts on a portfolio basis as such wagers have similar characteristics and the Company reasonably expects the effects on the financial statements of applying the revenue recognition guidance to the portfolio to not differ materially from that which would result if applying the guidance to an individual wagering contract. For purposes of allocating the transaction price in a wagering contract between the wagering performance obligation and the obligation associated with the loyalty points earned, the Company allocates an amount to the loyalty point contract liability based on the stand-alone selling price of the points earned, which is determined by the value of a point that can be redeemed for a hotel room stay, food & beverage or other amenities. Sales and usage-based taxes are excluded from revenues. An amount is allocated to the gaming wager performance obligation using the residual approach as the stand-alone price for wagers is highly variable and no set established price exists for such wagers. The allocated revenue for gaming wagers is recognized when the wagers occur as all such wagers settle immediately. The loyalty point contract liability amount is deferred and recognized as revenue when the customer redeems the points for a hotel room stay, food & beverage or other amenities and such goods or services are delivered to the customer. See Note 6, Accrued Liabilities, for the balance outstanding related to player loyalty programs.

The Company collects advanced deposits from hotel customers for future reservations representing obligations of the Company until the hotel room stay is provided to the customer. See Note 6, Accrued Liabilities, for the balance outstanding related to advance deposits.

The Company's outstanding chip liability represents the amounts owned in exchange for gaming chips held by a customer. Outstanding chips are expected to be recognized as revenue or redeemed for cash within one year of being purchased. See Note 6, Accrued Liabilities, for the balance outstanding related to the chip liability.

The retail value of hotel accommodations, food & beverage, and other services furnished to guests without charge is recorded as departmental revenues. Gaming revenues are net of incentives earned in our slot bonus program such as cash and the estimated retail value of goods and services (such as complimentary rooms and food & beverages). We reward customers, through the use of bonus programs, with points based on amounts wagered that can be redeemed for a specified period of time for complimentary slot play, food & beverage, and to a lesser extent for other goods or services, depending upon the property.

The estimated retail value related to goods and services provided to guests without charge or upon redemption of points under our player loyalty programs, included in departmental revenues, and therefore reducing our gaming revenues, are as follows:

	Year Ended December 31,
(In thousands)	2017	2016	2015
Food and beverage	$171,904	$147,494	$151,407
Room	76,565	75,647	77,678
Other	10,900	11,076	11,320

Gaming Taxes
We are subject to taxes based on gross gaming revenues in the jurisdictions in which we operate. These gaming taxes are assessed based on our gaming revenues and are recorded as a gaming expense in the consolidated statements of operations. These taxes totaled approximately $324.5 million, $321.7 million and $332.1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Advertising Expense
Direct advertising costs are expensed the first time such advertising appears. Advertising costs are included in selling, general and administrative expenses on the consolidated statements of operations and totaled $29.9 million, $32.3 million and $33.4 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Corporate Expense
Corporate expense represents unallocated payroll, professional fees, aircraft costs and various other expenses that are not directly related to our casino hotel operations.

Project Development, Preopening and Writedowns
Project development, preopening and writedowns represent: (i) certain costs incurred and recoveries realized related to the activities associated with various acquisition opportunities, dispositions and other business development activities in the ordinary course of business; (ii) certain costs of start-up activities that are expensed as incurred and do not qualify as capital costs; and (iii) asset write-downs.

Share-Based Compensation
Share-based compensation expense is measured at the grant date, based on the estimated fair value of the award, and is recognized as expense, net of estimated forfeitures, over the employee's requisite service period. The requisite service period can be impacted by the provisions of the Company’s stock compensation programs that provide for automatic vesting acceleration upon retirement (including as a result of death or disability) for those long-service participants achieving defined age and years of service criteria. These acceleration provisions do not apply to stock grants and awards issued within six months of the employee’s retirement. Compensation costs related to stock option awards are calculated based on the fair value of each major option grant on the date of the grant using the Black-Scholes option pricing model, which requires the following assumptions: expected stock price volatility, risk-free interest rates, expected option lives and dividend yields. We formed our assumptions using historical experience and observable market conditions.

The Company did not issue any stock option grants in 2017. The following table discloses the weighted-average assumptions used in estimating the fair value of our significant stock option grants and awards in prior years:

	Year Ended December 31,
	2016	2015
Expected stock price volatility	46.62%	49.06%
Risk-free interest rate	1.39%	1.59%
Expected option life (in years)	5.4	5.3
Estimated fair value per share	$7.67	$9.06

Net Income per Share
Basic net income per share is computed by dividing net income applicable to Boyd Gaming Corporation stockholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflects the additional dilution for all potentially-dilutive securities, such as stock options.

Concentration of Credit Risk
Financial instruments that subject us to credit risk consist of cash equivalents and accounts receivable.

Our policy is to limit the amount of credit exposure to any one financial institution, and place investments with financial institutions evaluated as being creditworthy, or in short-term money market and tax-free bond funds which are exposed to minimal interest rate and credit risk. We have bank deposits that may at times exceed federally-insured limits.

Concentration of credit risk, with respect to gaming receivables, is limited through our credit evaluation process. We issue markers to approved gaming customers only following credit checks and investigations of creditworthiness.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Change in Accounting Principle
In first quarter 2017, the Company adopted Accounting Standards Update 2016-09, Compensation - Stock Compensation ("Update 2016-09") which simplified several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. Update 2016-09 requires excess tax benefits and deficiencies to be recorded in income tax expense instead of equity. The cumulative effect of this change in accounting principle is to record the benefit of previously unrecognized excess tax deductions as an increase in retained earnings of $15.8 million on the consolidated statement of changes in stockholders' equity for the year ended December 31, 2017. Additionally, for the year ended December 31, 2017, we recorded an excess tax benefit in our tax expense of approximately $1.5 million. We anticipate recording excess tax benefits as a component of tax expense will cause volatility in our future effective tax rate.

Recently Adopted Accounting Pronouncements
Accounting Standards Update 2016-18, Statement of Cash Flows ("Update 2016-18")
In November 2016, the FASB issued Update 2016-18, which amends Accounting Standards Codification ("ASC") 230 to add or clarify the guidance on the classification and presentation of restricted cash in the statement of cash flows. Update 2016-18 requires restricted cash and restricted cash equivalents to be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts on the statement of cash flows. The Company adopted Update 2016-18 using the retrospective approach. We adjusted our consolidated statement of cash flows from amounts previously reported due to the adoption of Update 2016-18. The effects of adopting Update 2016-18 on our consolidated statement of cash flows were as follows:

	Year Ended December 31, 2017
(In thousands)	As Previously Reported	Adoption of Update 2016-18	As Adjusted
Net cash provided by operating activities	$414,864	$7,687	$422,551

Cash, cash equivalents and restricted cash, beginning of period	$193,862	$16,488	$210,350
Net increase (decrease) in cash, cash equivalents and restricted cash	9,242	7,687	16,929
Cash, cash equivalents and restricted cash, end of period	$203,104	$24,175	$227,279

	Year Ended December 31, 2016
(In thousands)	As Previously Reported	Adoption of Update 2016-18	As Adjusted
Net cash provided by operating activities	$302,881	$(2,542)	$300,339

Cash, cash equivalents and restricted cash, beginning of period	$158,821	$19,030	$177,851
Net increase (decrease) in cash, cash equivalents and restricted cash	35,041	(2,542)	32,499
Cash, cash equivalents and restricted cash, end of period	$193,862	$16,488	$210,350

	Year Ended December 31, 2015
(In thousands)	As Previously Reported	Adoption of Update 2016-18	As Adjusted
Net cash provided by operating activities	$325,751	$923	$326,674

Cash, cash equivalents and restricted cash, beginning of period	$145,341	$18,107	$163,448
Net increase (decrease) in cash, cash equivalents and restricted cash	13,480	923	14,403
Cash, cash equivalents and restricted cash, end of period	$158,821	$19,030	$177,851

Accounting Standards Update 2014-09, Revenue from Contracts with Customers ("Update 2014-09"); Accounting Standards Update 2015-14, Revenue from Contracts with Customers - Deferral of the Effective Date ("Update 2015-14" ); Accounting Standards Update 2016-08, Revenue from Contracts with Customers - Principal versus Agent Considerations (Reporting Revenue Gross versus Net) ("Update 2016-08"); Accounting Standards Update 2016-10, Revenue from Contracts with Customers - Identifying Performance Obligations and Licensing ("Update 2016-10"); Accounting Standards Update 2016-11, Revenue Recognition (Topic 605) and Derivatives and Hedging (Topic 815) - Rescission of SEC Guidance Because of Accounting Standards Updates 2014-09 and 2014-16 Pursuant to Staff Announcements at the March 3, 2016 EITF Meeting ("Update 2016-11"); and Accounting Standards Update 2016-12, Revenue from Contracts with Customers - Narrow-Scope Improvements and Practical Expedients ("Update 2016-12"); (collectively, the “Revenue Standard”)
The Revenue Standard prescribes a new, single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. The Company adopted the Revenue Standard by applying the full retrospective approach and has adjusted the prior periods presented.

The guidance changed the presentation of revenues as our historical presentation reflected revenues gross for goods and services provided to our customers as an inducement to play with us, with an offsetting reduction for promotional allowances to derive net revenues. Under the new guidance, revenues are allocated among our departmental classifications based on the relative standalone selling prices of the goods and services provided to the customer. Our reporting of amounts paid to operators of wide area progressive games has changed as a result of the adoption of the Revenue Standard. We previously reported these payments as contra-revenues. Under the Revenue Standard, these payments are reported as an operating expense. The accounting for our frequent player programs was also impacted, with changes to the timing and/or classification of certain transactions between revenues and operating expenses.

The implementation of the Revenue Standard resulted in an increase to the player point liability due to the change in our accounting method for this liability from an estimated cost of redemption model to a deferred revenue model. As of the effective date of our adoption (January 1, 2015), the cumulative effect adjustment decreased beginning Retained earnings by $3.8 million (after tax), resulted in a deferred tax asset reduction of $2.4 million and increased Accrued liabilities by approximately $6.2 million on the consolidated balance sheet. The impact of this change in accounting for these programs is not expected to be material to any annual accounting period.

The effects of the adoption of the Revenue Standard on the affected line items of our consolidated balance sheet as of December 31, 2017, are as follows:

	As of December 31, 2017
(In thousands)	As Previously Reported	Adoption of Revenue Standard	As Adjusted
Accrued liabilities	$248,979	$6,167	$255,146
Deferred income taxes	89,075	(2,418)	86,657
Retained earnings	168,174	(3,749)	164,425

The effects of the adoption of the Revenue Standard on the affected line items of our consolidated balance sheet as of December 31, 2016, are as follows:

	As of December 31, 2016
(In thousands)	As Previously Reported	Adoption of Revenue Standard	As Adjusted
Accrued liabilities	$251,082	$6,472	$257,554
Deferred income taxes	83,980	(2,526)	81,454
Accumulated deficit	(19,878)	(3,946)	(23,824)

The effects of the adoption of the Revenue Standard on our results for the year ended December 31, 2017, are as follows:

	Year Ended December 31, 2017
(In thousands, except per share data)	As Previously Reported	Adoption of Revenue Standard	As Adjusted
Revenues
Gaming	$1,972,422	$(232,154)	$1,740,268
Food and beverage	349,271	(2,892)	346,379
Room	188,689	(1,894)	186,795
Other	132,695	(5,318)	127,377
Gross revenues	2,643,077	(242,258)	2,400,819
Less promotional allowances	259,370	(259,370)	—
Net revenues	2,383,707	17,112	2,400,819
Operating costs and expenses
Gaming	923,266	(163,654)	759,612
Food and beverage	194,524	140,982	335,506
Room	52,196	32,992	85,188
Other	77,129	6,486	83,615
Selling, general and administrative	362,037	—	362,037
Maintenance and utilities	109,462	—	109,462
Depreciation and amortization	217,522	—	217,522
Corporate expense	88,148	—	88,148
Project development, preopening and writedowns	14,454	—	14,454
Impairments of assets	(426)	—	(426)
Other operating items, net	1,900	—	1,900
Total operating costs and expenses	2,040,212	16,806	2,057,018
Operating income	343,495	306	343,801
Other expense (income)
Interest income	(1,818)	—	(1,818)
Interest expense, net of amounts capitalized	173,108	—	173,108
Loss on early extinguishments and modifications of debt	1,582	—	1,582
Other, net	(184)	—	(184)
Total other expense, net	172,688	—	172,688
Income from continuing operations before income taxes	170,807	306	171,113
Income tax provision	(3,006)	(109)	(3,115)
Income from continuing operations, net of tax	167,801	197	167,998
Income from discontinued operations, net of tax	21,392	—	21,392
Net income	$189,193	$197	$189,390

Basic net income per common share
Continuing operations	$1.46	$—	$1.46
Discontinued operations	0.19	—	0.19
Basic net income per common share	$1.65	$—	$1.65
Weighted average basic shares outstanding	114,957	—	114,957

Diluted net income per common share
Continuing operations	$1.45	$—	$1.45
Discontinued operations	0.19	—	0.19
Diluted net income per common share	$1.64	$—	$1.64
Weighted average diluted shares outstanding	115,628	—	115,628

The effects of the adoption of the Revenue Standard on our results for the year ended December 31, 2016, are as follows:

	Year Ended December 31, 2016
(In thousands, except per share data)	As Previously Reported	Adoption of Revenue Standard	As Adjusted
Revenues
Gaming	$1,820,176	$(209,783)	$1,610,393
Food and beverage	306,145	(3,440)	302,705
Room	170,816	(1,425)	169,391
Other	122,416	(5,646)	116,770
Gross revenues	2,419,553	(220,294)	2,199,259
Less promotional allowances	235,577	(235,577)	—
Net revenues	2,183,976	15,283	2,199,259
Operating costs and expenses
Gaming	880,716	(155,638)	725,078
Food and beverage	170,053	130,713	300,766
Room	44,245	33,489	77,734
Other	76,719	6,688	83,407
Selling, general and administrative	322,009	250	322,259
Maintenance and utilities	100,020	—	100,020
Depreciation and amortization	196,226	—	196,226
Corporate expense	72,668	—	72,668
Project development, preopening and writedowns	22,107	—	22,107
Impairments of assets	38,302	—	38,302
Other operating items, net	284	—	284
Total operating costs and expenses	1,923,349	15,502	1,938,851
Operating income	260,627	(219)	260,408
Other expense (income)
Interest income	(2,961)	—	(2,961)
Interest expense, net of amounts capitalized	212,692	—	212,692
Loss on early extinguishments and modifications of debt	42,364	—	42,364
Other, net	545	—	545
Total other expense, net	252,640	—	252,640
Income from continuing operations before income taxes	7,987	(219)	7,768
Income tax benefit	197,486	2,447	199,933
Income from continuing operations, net of tax	205,473	2,228	207,701
Income from discontinued operations, net of tax	212,530	—	212,530
Net income	$418,003	$2,228	$420,231

Basic net income per common share
Continuing operations	$1.79	$0.02	$1.81
Discontinued operations	1.86	—	1.86
Basic net income per common share	$3.65	$0.02	$3.67
Weighted average basic shares outstanding	114,507	—	114,507

Diluted net income per common share
Continuing operations	$1.78	$0.02	$1.80
Discontinued operations	1.85	—	1.85
Diluted net income per common share	$3.63	$0.02	$3.65
Weighted average diluted shares outstanding	115,189	—	115,189

The effects of the adoption of the Revenue Standard on our results for the year ended December 31, 2015, are as follows:

	Year Ended December 31, 2015
(In thousands, except per share data)	As Previously Reported	Adoption of Revenue Standard	As Adjusted
Revenues
Gaming	$1,847,167	$(215,990)	$1,631,177
Food and beverage	307,442	(3,656)	303,786
Room	163,509	(1,261)	162,248
Other	123,959	(6,339)	117,620
Gross revenues	2,442,077	(227,246)	2,214,831
Less promotional allowances	242,645	(242,645)	—
Net revenues	2,199,432	15,399	2,214,831
Operating costs and expenses
Gaming	900,922	(160,899)	740,023
Food and beverage	168,096	133,717	301,813
Room	41,298	35,605	76,903
Other	80,508	6,342	86,850
Selling, general and administrative	322,420	252	322,672
Maintenance and utilities	104,548	—	104,548
Depreciation and amortization	207,118	—	207,118
Corporate expense	76,941	—	76,941
Project development, preopening and writedowns	6,907	—	6,907
Impairments of assets	18,565	—	18,565
Other operating items, net	907	—	907
Total operating costs and expenses	1,928,230	15,017	1,943,247
Operating income	271,202	382	271,584
Other expense (income)
Interest income	(1,858)	—	(1,858)
Interest expense, net of amounts capitalized	224,590	—	224,590
Loss on early extinguishments and modifications of debt	40,733	—	40,733
Other, net	3,676	—	3,676
Total other expense, net	267,141	—	267,141
Income from continuing operations before income taxes	4,061	382	4,443
Income tax benefit	6,634	(9)	6,625
Income from continuing operations, net of tax	10,695	373	11,068
Income from discontinued operations, net of tax	36,539	—	36,539
Net income	$47,234	$373	$47,607

Basic net income per common share
Continuing operations	$0.10	$—	$0.10
Discontinued operations	0.32	—	0.32
Basic net income per common share	$0.42	$—	$0.42
Weighted average basic shares outstanding	112,789	—	112,789

Diluted net income per common share
Continuing operations	$0.10	$—	$0.10
Discontinued operations	0.32	—	0.32
Diluted net income per common share	$0.42	$—	$0.42
Weighted average diluted shares outstanding	113,676	—	113,676

The effects of the adoption of the Revenue Standard on the affected line items of our consolidated cash flow statement for the year ended December 31, 2017, are as follows:

	Year Ended December 31, 2017
(In thousands)	As Previously Reported	Adoption of Revenue Standard	As Adjusted
Net income	$189,193	$197	$189,390
Deferred income taxes	5,095	108	5,203
Accounts payable and accrued liabilities	13,521	(305)	13,216
Net cash provided by operating activities	414,864	—	414,864

The effects of the adoption of the Revenue Standard on the affected line items of our consolidated cash flow statement for the year ended December 31, 2016, are as follows:

	Year Ended December 31, 2016
(In thousands)	As Previously Reported	Adoption of Revenue Standard	As Adjusted
Net income	$418,003	$2,228	$420,231
Deferred income taxes	(199,051)	(2,447)	(201,498)
Accounts payable and accrued liabilities	(11,824)	219	(11,605)
Net cash provided by operating activities	302,881	—	302,881

The effects of the adoption of the Revenue Standard on the affected line items of our consolidated cash flow statement for the year ended December 31, 2015, are as follows:

	Year Ended December 31, 2015
(In thousands)	As Previously Reported	Adoption of Revenue Standard	As Adjusted
Net income	$47,234	$373	$47,607
Deferred income taxes	16,846	9	16,855
Accounts payable and accrued liabilities	13,207	(382)	12,825
Net cash provided by operating activities	325,751	—	325,751

Recently Issued Accounting Pronouncements
Accounting Standards Update 2017-09, Compensation-Stock Compensation ("Update 2017-09")
In May 2017, the Financial Accounting Standards Board ("FASB") issued Update 2017-09, which amends the scope of modification accounting for share-based payment arrangements. An entity should account for the effects of a modification unless the fair value, vesting conditions, and classification of the awards are the same immediately before and after the modification. The standard is effective for the financial statements issued for annual periods and interim periods within those annual periods, beginning after December 15, 2017, and early adoption is permitted. The Company adopted Update 2017-09 during second quarter 2017. The early adoption did not have a material impact on our consolidated financial statements.

Accounting Standards Update 2017-04, Intangibles-Goodwill and Other ("Update 2017-04")
In January 2017, the FASB issued Update 2017-04, which addresses goodwill impairment testing. Instead of determining goodwill impairment by calculating the implied fair value of goodwill, an entity should perform goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. The standard is effective for financial statements issued for annual periods and interim periods within those annual periods, beginning after December 15, 2019, and early adoption is permitted. The Company adopted Update 2017-04 effective January 1, 2017. The early adoption did not have an impact on our consolidated financial statements.

Accounting Standards Update 2016-17, Consolidation ("Update 2016-17")
In October 2016, the FASB issued Update 2016-17, which amends the guidance on related parties that are under common control.
The ASU provides guidance on a single decision maker does not consider indirect interest held through related parties as equivalent to direct interests in determining whether it meets the economics criterion to be a primary beneficiary. The standard is effective for financial statements issued for annual periods and interim periods within those annual periods beginning after December 15, 2017, and early adoption is permitted. The Company determined that the impact of the new standard on its consolidated financial statements will not be material.

Accounting Standards Update 2016-16, Income Taxes ("Update 2016-16")
In October 2016, the FASB issued Update 2016-16, which addresses the immediate recognition of the current and deferred income tax effects of intra-entity transfers of assets other than inventory. The standard is effective for fiscal years, and interim periods within those years, beginning after December 15, 2017, and early adoption is permitted. The Company is evaluating the impact of the new standard on its consolidated financial statements. The Company determined that the impact of the new standard on its consolidated financial statements will not be material.

Accounting Standards Update 2016-15, Statement of Cash Flows ("Update 2016-15")
In August 2016, the FASB issued Update 2016-15, which amends the guidance on the classification of certain cash receipts and payments in the statement of cash flows. The Accounting Standards Update ("ASU") is intended to reduce the lack of consistent principles on certain classifications such as debt prepayment, debt extinguishment costs, distributions, insurance claims and beneficial interest in securitization transactions. The standard is effective for financial statements issued for annual periods and interim periods within those annual periods beginning after December 15, 2017, and early adoption is permitted. The Company is evaluating the impact of the adoption of Update 2016-15 to the consolidated financial statements.

Accounting Standards Update 2016-13, Financial Instruments-Credit Losses ("Update 2016-13")
In June 2016, the FASB issued Update 2016-13, which amends the guidance on the impairment of financial instruments. Update 2016-13 adds to GAAP an impairment model (known as the current expected credit loss ("CECL") model) that is based on expected losses rather than incurred losses. The standard is effective for financial statements issued for annual periods and interim periods within those annual periods beginning after December 15, 2019, and early adoption is permitted. The Company is evaluating the impact of the adoption of Update 2016-13 to the consolidated financial statements.

Accounting Standards Update 2016-02, Leases ("Update 2016-02")
In February 2016, the FASB issued Update 2016-02 which requires the recognition of lease assets and lease liabilities on the balance sheet and the disclosure of key information about leasing arrangements. The standard is effective for financial statements issued for annual periods and interim periods within those annual periods beginning after December 15, 2018, and early adoption is permitted. The Company is evaluating the impact of the adoption of Update 2016-02 to the consolidated financial statements.

A variety of proposed or otherwise potential accounting standards are currently being studied by standard-setting organizations and certain regulatory agencies. Because of the tentative and preliminary nature of such proposed standards, we have not yet determined the effect, if any, that the implementation of such proposed standards would have on our consolidated financial statements.